                                                                    EXHIBIT 99.3

                              LETTER OF TRANSMITTAL
                                       FOR
                                    TENDER OF
                     12% SENIOR SUBORDINATED NOTES DUE 2009
                      (CUSIP NOS. 92326YAG4 AND U92202AB3)
                                 IN EXCHANGE FOR
                     12% SENIOR SUBORDINATED NOTES DUE 2009
                              (CUSIP NO. 92326YAH2)

                          VENTURE HOLDINGS COMPANY LLC

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). OUTSTANDING SENIOR SUBORDINATED NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:

                          THE HUNTINGTON NATIONAL BANK


By Mail, Overnight Courier
   or Hand Delivery:                           By Facsimile:                    New York Drop Agent
   -----------------                           -------------                    -------------------
The Huntington National Bank            The Huntington National Bank         The Bank of New York Bank
41 South High Street-HC1112        Attention:  Corporate Trust Department        101 Barclay Street
Columbus, Ohio  43215                          (614) 480-5223                New York, New York  10286
Attention: Corporate Trust Department    (For Eligible Institutions Only)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus dated ________, 1999 (the "Prospectus") of Venture Holdings Company LLC, a Michigan limited liability company, as successor to Venture Holdings Trust (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuer's offer (the "Exchange Offer") to exchange its 12% Senior Subordinated Notes due 2009 (the "Senior Subordinated Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 12% Senior Subordinated Notes due 2009 (the "Outstanding Senior Subordinated Notes"), pursuant to a Registration Statement of which the Prospectus is a part. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Issuer reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Issuer shall notify the Exchange Agent of any extension no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a Holder of Outstanding Senior Subordinated Notes either if original Outstanding Senior Subordinated Notes are to be forwarded herewith or if delivery of Outstanding Senior Subordinated

Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Valid Tender." Holders of Outstanding Senior Subordinated Notes whose Outstanding Senior Subordinated Notes are not immediately available, or who are unable to deliver their Outstanding Senior Subordinated Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book entry transfer on a timely basis, must tender their Outstanding Senior Subordinated Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Senior Subordinated Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Senior Subordinated Notes must complete this Letter of Transmittal in its entirety.

    The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    List below the Outstanding Senior Subordinated Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.


          DESCRIPTION OF OUTSTANDING SENIOR SUBORDINATED NOTES TENDERED
          -------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                   AGGREGATE               AGGREGATE PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S) ON OUTSTANDING SENIOR             REGISTERED         PRINCIPAL AMOUNT        AMOUNT TENDERED**
SUBORDINATED NOTE                                              NUMBER(S)*         REPRESENTED BY
(PLEASE FILL IN, IF BLANK)                                                        NOTE(S)




                                                               TOTAL

*Need not be completed by book-entry Holders.

**Unless otherwise indicated, any tendering Holder of Outstanding Senior Subordinated Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Senior Subordinated Notes. All tenders must be in integral multiples of $1,000.

| | CHECK HERE IF TENDERED OUTSTANDING SENIOR SUBORDINATED NOTES ARE ENCLOSED HEREWITH.

| | CHECK HERE IF TENDERED OUTSTANDING SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------
| | CHECK HERE IF TENDERED OUTSTANDING SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Outstanding Senior Subordinated
 Notes:

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Window Ticket Number (if available):
                                    --------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                       -------------------------
Account Number (if delivered by book-entry transfer):
                                                      --------------------------

| | CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

       If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Senior Subordinated Exchange Notes. If the undersigned is a broker-dealer that will receive Senior Subordinated Exchange Notes for its own account in exchange for Outstanding Senior Subordinated Notes, it acknowledges that the Outstanding Senior Subordinated Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Senior Subordinated Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of Outstanding Senior Subordinated Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Senior Subordinated Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Issuer all right, title and interest in and to the Outstanding Senior Subordinated Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Outstanding Senior Subordinated Notes with full power of substitution to (i) deliver such Outstanding Senior Subordinated Notes, or transfer ownership of such Outstanding Senior Subordinated Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuer and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Outstanding Senior Subordinated Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Senior Subordinated Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Senior Subordinated Notes tendered hereby and to acquire the Senior Subordinated Exchange Notes issuable upon the exchange of such tendered Outstanding Senior Subordinated Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer.

         The undersigned acknowledges that this Exchange Offer is being made on the Issuer's belief, based upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission"), that the Senior Subordinated Exchange Notes issued in exchange for the Outstanding Senior Subordinated Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Senior Subordinated Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Senior Subordinated Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Senior Subordinated Exchange Notes. The undersigned hereby further represent(s) to the Company that (i) any Senior Subordinated Exchange Notes acquired in exchange for Outstanding Senior Subordinated Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Senior Subordinated Exchange Notes, (ii) the undersigned is not engaging in and does not intend to engage in a distribution of the Senior Subordinated Exchange Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of such Senior Subordinated Exchange Notes, and (iv) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

         If the undersigned or the person receiving the Senior Subordinated Exchange Notes is a broker-dealer that is receiving Senior Subordinated Exchange Notes for its own account in exchange for Outstanding Senior Subordinated Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a Prospectus in connection with any resale of such Senior Subordinated Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Senior Subordinated Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Senior Subordinated Exchange Notes, in which case the registration statement must contain the information required by the Securities Act, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Issuer.

         If the undersigned or the person receiving the Senior Subordinated Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities
Act) of the Issuer, the undersigned represents to the Issuer that the undersigned understands and acknowledges that the Senior Subordinated Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Senior Subordinated Notes tendered hereby, including the transfer of such Outstanding Senior Subordinated Notes on the account books maintained by the Book-Entry Transfer Facility.

         For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Outstanding Senior Subordinated Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Senior Subordinated Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Issuer's acceptance of properly tendered Outstanding Senior Subordinated Notes pursuant to the procedures described under the caption "The Exchange Offer - Valid Tender" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Senior Subordinated Exchange Notes issued in exchange for the Outstanding Senior Subordinated Notes accepted for exchange and return any Outstanding Senior Subordinated Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Senior Subordinated Exchange Notes issued in exchange for the Outstanding Senior Subordinated Notes accepted for exchange and any Outstanding Senior Subordinated Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Senior Subordinated Exchange Notes issued in exchange for the Outstanding Senior Subordinated Notes accepted for exchange in the name(s) of, and return any Outstanding Senior Subordinated Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Senior Subordinated Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Senior Subordinated Notes so tendered for exchange.

                                SPECIAL ISSUANCE
                                  INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

      To be completed ONLY (i) if Outstanding Senior Subordinated Notes in a principal amount not tendered, or Senior Subordinated Exchange Notes issued in exchange for Outstanding Senior Subordinated Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Senior Subordinated Notes tendered by book-entry transfer which are not exchanged are to be returned for credit to an account maintained at the Book-Entry Transfer Facility. Issue Senior Subordinated Exchange Notes and/or Outstanding Senior Subordinated Notes to:


Name(s):
        --------------------------------------------
                  (Please Type or Print)

Address:
        ---------------------------------------------


-----------------------------------------------------
                 (Include Zip Code)


-----------------------------------------------------
     (Tax Identification or Social Security No.)
           (Complete Substitute Form W-9)

| | Credit unexchanged Outstanding Senior Subordinated Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:


-----------------------------------------------------
    (Book-Entry Transfer Facility Account Number,
                   if applicable)





                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

      To be completed ONLY if Outstanding Senior Subordinated Notes in a principal amount not tendered, or Senior Subordinated Exchange Notes issued in exchange for Outstanding Senior Subordinated Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

      Mail or deliver Senior Subordinated
Exchange Notes and/or Outstanding
Senior Subordinated Notes to:

Name:
     ---------------------------------------
           (Please Type or Print)

Address:
        ------------------------------------


--------------------------------------------
             (Include Zip Code)


--------------------------------------------
 (Tax Identification or Social Security
No.)

                         PLEASE SIGN HERE WHETHER OR NOT
   OUTSTANDING SENIOR SUBORDINATED NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                   (Complete Accompanying Substitute Form W-9)


X
 ------------------------------------------------------------------------------
                                                         Date

X
 ------------------------------------------------------------------------------
                                                         Date
Area Code and Telephone Number:
                               ------------------------------------------------

The above lines must be signed by the registered Holder(s) of Outstanding Senior Subordinated Notes as name(s) appear(s) on the Outstanding Senior Subordinated Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Senior Subordinated Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                             (Please Type or Print)
Capacity:
         ----------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
                               (Include Zip Code)

                          MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:
                                                   ----------------------------
                             (Authorized Signature)


-------------------------------------------------------------------------------
                                    (Title)


-------------------------------------------------------------------------------
                                 (Name of Firm)


-------------------------------------------------------------------------------
                          (Address, Include Zip Code)


-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Outstanding Senior Subordinated Notes or Book-Entry Confirmations. All physically delivered Outstanding Senior Subordinated Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Senior Subordinated Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Senior Subordinated Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Senior Subordinated Notes should be sent to the Issuer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding Senior Subordinated Notes and (a) whose Outstanding Senior Subordinated Notes are not immediately available, or (b) who cannot deliver their Outstanding Senior Subordinated Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Senior Subordinated Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an "Eligible Institution"); (ii) the Holder must deliver a properly completed and signed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) to the Exchange Agent on or prior to the Expiration Date, setting forth the name and address of the Holder of the Outstanding Senior Subordinated Notes, the registration number(s) of such Outstanding Senior Subordinated Notes and the principal amount of Outstanding Senior Subordinated Notes tendered; and (iii) the Holder must deliver the certificates for all physically tendered shares of Outstanding Senior Subordinated Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, this Letter of Transmittal, and all other documents required by this Letter to the Exchange Agent within three (3) New York Stock Exchange trading days after the Notice of Guaranteed Delivery is executed.

     Any Holder of Outstanding Senior Subordinated Notes who wishes to tender Outstanding Senior Subordinated Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Senior Subordinated Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer - Guaranteed Delivery" section of the Prospectus.

     3. Tender by Holder. Only a Holder of Outstanding Senior Subordinated Notes may tender such Outstanding Senior Subordinated Notes in the Exchange Offer. Any beneficial Holder of Outstanding Senior Subordinated Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Senior Subordinated Notes, either make appropriate arrangements to register ownership of the Outstanding Senior Subordinated Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

     4. Partial Tenders. Tenders of Outstanding Senior Subordinated Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Senior Subordinated Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column, entitled "Principal Amount Tendered," of the box entitled "Description of Outstanding Senior Subordinated Notes Tendered" above. The entire principal amount of Outstanding Senior Subordinated Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Senior Subordinated Notes is not tendered, then Outstanding Senior Subordinated Notes for the principal amount of Outstanding Senior Subordinated Notes not tendered and Senior Subordinated Exchange Notes issued in exchange for any Outstanding Senior Subordinated Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Senior Subordinated Notes are accepted for exchange.

     5. Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Outstanding Senior Subordinated Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Senior Subordinated Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Outstanding Senior Subordinated Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Outstanding Senior Subordinated Notes listed and tendered hereby and the Senior Subordinated Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Senior Subordinated Notes are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Outstanding Senior Subordinated Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Senior Subordinated Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Outstanding Senior Subordinated Notes listed, such Outstanding Senior Subordinated Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Outstanding Senior Subordinated Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Senior Subordinated Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Senior Subordinated Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Senior Subordinated Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Outstanding Senior Subordinated Notes) and the issuance of Senior Subordinated Exchange Notes (and any Outstanding Senior Subordinated Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Senior Subordinated Exchange Notes or Outstanding Senior Subordinated Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed, or (ii) such Outstanding Senior Subordinated Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Senior Subordinated Exchange Notes or substitute Outstanding Senior Subordinated Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Outstanding Senior Subordinated Notes pursuant to the Exchange Offer. If, however, Senior Subordinated Exchange Notes or Outstanding Senior

Subordinated Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Senior Subordinated Notes tendered hereby, or if tendered Outstanding Senior Subordinated Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Senior Subordinated Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING SENIOR SUBORDINATED NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Outstanding Senior Subordinated Notes which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Outstanding Senior Subordinated Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Outstanding Senior Subordinated Notes will be determined by the Issuer, in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Outstanding Senior Subordinated Notes not validly tendered or any Outstanding Senior Subordinated Notes, the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Outstanding Senior Subordinated Notes as to any ineligibility of any Holder who seeks to tender Outstanding Senior Subordinated Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Senior Subordinated Notes must be cured within such time as the Issuer shall determine. The Issuer will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Outstanding Senior Subordinated Notes, but shall not incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Senior Subordinated Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Outstanding Senior Subordinated Notes. Any Holder whose Outstanding Senior Subordinated Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Outstanding Senior Subordinated Notes and issuance of Senior Subordinated Exchange Notes; Return of Outstanding Senior Subordinated Notes. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Outstanding Senior Subordinated Notes as soon as practicable after the Exchange Date and will issue Senior Subordinated Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Outstanding Senior Subordinated Notes when, as and if the Issuer has given written and oral notice thereof to the Exchange Agent. If any tendered Outstanding Senior Subordinated Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Senior Subordinated Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

     15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal Rights."

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING SENIOR SUBORDINATED NOTES (WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM)) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         (TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 5))
                   PAYOR'S NAME: VENTURE HOLDINGS COMPANY LLC

SUBSTITUTE                          Part I-Taxpayer Identification Number           Part II-For Payees Exempt From
FORM W-9                            For all accounts, enter your                    Backup Withholding, (see enclosed
                                    taxpayer identification number in               Guidelines)
Payer's Request for                 the appropriate box. For most indi-
Taxpayer Identification             viduals and sole proprietors, this is
Number                              your social security number. For
                                    other entities, it is your Employer
Department of the Treasury,         Identification Number. If you do not
Internal Revenue Service            have a number, see How to Obtain a
                                    TIN in the enclosed Guidelines.
                                    Note: If the account is in more than
                                    one name, see the chart on page 2 of
                                    the enclosed Guidelines to deter-
                                    mine what number to enter.


                                    ----------------------------------------------------------------------------------
                                                       Social Security or Employer Identification Number

Certification - Under penalties of perjury, I certify that:

     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 % of all reportable payments made to me thereafter will be withheld until I provide a number;

     (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

     (3) Any other information provided on this form is true, correct and complete.

  SIGNATURE                                    DATE              , 1999
            ---------------------------------       ------------

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE SENIOR SUBORDINATED EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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